Development And Marketing Collaboration Agreements	12 Months Ended
Dec. 31, 2012
Development And Marketing Collaboration Agreements

36. Development and Marketing Collaboration Agreements

Biogen Idec

In August 2000, we entered into a development and marketing Collaboration Agreement with Biogen Idec, successor to Biogen, Inc., to collaborate in the development and commercialization of Tysabri for MS and Crohn’s disease, with Biogen Idec acting as the lead party for MS and Elan acting as the lead party for Crohn’s disease.

In November 2004, Tysabri received regulatory approval in the United States for the treatment of relapsing forms of MS. In February 2005, Elan and Biogen Idec voluntarily suspended the commercialization and dosing in clinical trials of Tysabri. This decision was based on reports of serious adverse events involving cases of PML, a rare and potentially fatal, demyelinating disease of the central nervous system.

In June 2006, the FDA approved the reintroduction of Tysabri for the treatment of relapsing forms of MS. Approval for the marketing of Tysabri in the European Union was also received in June 2006 and has subsequently been received in a number of other countries. The distribution of Tysabri in both the United States and the European Union commenced in July 2006. Global in-market net sales of Tysabri in 2012 were $1,631.1 million (2011: $1,510.6 million; 2010: $1,230.0 million), consisting of $886.0 million (2011: $746.5 million; 2010: $593.2 million) in the U.S. market and $745.1 million (2011: $764.1 million; 2010: $636.8 million) in the ROW.

In January 2008, the FDA approved the supplemental Biologics License Application (sBLA) for Tysabri for the treatment of patients with Crohn’s disease, and Tysabri was launched in this indication at the end of the first quarter of 2008. In July 2008, we made an optional payment of $75.0 million to Biogen Idec in order to maintain our approximate 50% share of Tysabri for annual global in-market net sales of Tysabri that are in excess of $700.0 million. In addition, in December 2008, we exercised our option to pay a further $50.0 million milestone to Biogen Idec in order to maintain our percentage share of Tysabri at approximately 50% for annual global in-market net sales of Tysabri that are in excess of $1.1 billion. There are no further milestone payments required for us to retain our approximate 50% profit share.

On February 6, 2013, we announced that we have entered into an asset purchase agreement with Biogen Idec to transfer to Biogen Idec all Tysabri IP and other assets related to Tysabri. As a result of this transaction, Biogen Idec will have sole authority over and exclusive worldwide rights to the development, manufacturing and commercialization of Tysabri. In accordance with the terms of the transaction, upon consummation of the transaction, the existing collaboration arrangements with Biogen Idec will be terminated and Biogen Idec will pay to us an upfront payment of $3.25 billion and continuing royalties on Tysabri in-market sales. We will earn a royalty of 12% of global net sales of Tysabri during the first 12 months following the closing of the transaction. Thereafter, we will earn a royalty of 18% of global net sales up to $2.0 billion each year, and a 25% royalty on annual global net sales above $2.0 billion. The transaction is expected to close in the first half of 2013, subject to the satisfaction of certain conditions, including customary regulatory approvals.

Tysabri was developed in collaboration with Biogen Idec. Until the Tysabri Transaction closes, Tysabri continues to be marketed in collaboration with Biogen Idec and, subject to certain limitations imposed by the parties, we share with Biogen Idec most development and commercialization costs. Upon consummation of the Tysabri Transaction, Biogen Idec will be responsible for all development and commercialization costs. Biogen Idec is responsible for manufacturing the product. In the United States, we purchase Tysabri from Biogen Idec and are responsible for distribution. Consequently, we record as revenue the net sales of Tysabri in the U.S. market. We purchase product from Biogen Idec as required at a price, which includes the cost of manufacturing, plus Biogen Idec’s gross profit on Tysabri and this cost, together with royalties payable to other third parties, is included in cost of sales.

In the ROW markets, Biogen Idec is responsible for distribution and we record as revenue our share of the profit or loss on ROW sales of Tysabri, plus our directly incurred expenses on these sales. In 2012, we recorded ROW revenue of $316.6 million (2011: $317.6 million; 2010: $258.3 million).

If the Tysabri Transaction is not consummated, the Collaboration Agreement will expire in November 2019, but may be extended by mutual agreement of the parties. If the agreement is not extended, then each of Biogen Idec and Elan has the option to buy the other party’s rights to Tysabri upon expiration of the term. Each party has a similar option to buy the other party’s rights to Tysabri if the other party undergoes a change of control (as defined in the Collaboration Agreement); however in some circumstances this option will terminate if the Tysabri Transaction fails to complete. In addition, each of Biogen Idec and Elan can terminate the agreement for convenience or material breach by the other party, in which case, among other things, certain licenses, regulatory approvals and other rights related to the manufacture, sale and development of Tysabri are required to be transferred to the party that is not terminating for convenience or is not in material breach of the agreement.

For additional information relating to Tysabri, refer to Note 12.

Johnson & Johnson AIP Agreements

On September 17, 2009, Janssen AI, a newly formed subsidiary of Johnson & Johnson, completed the acquisition of substantially all of our assets and rights related to the AIP. In addition, Johnson & Johnson, through its affiliate Janssen Pharmaceutical, invested $885.0 million in exchange for newly issued American Depositary Receipts (ADRs) of Elan, representing 18.4% of our outstanding Ordinary Shares at the time.

Under the terms of the transaction, Johnson & Johnson provided an initial $500.0 million of funding to Janssen AI for the development and commercialization of the AIP and Elan has a 49.9% shareholding in Janssen AI. The AIP is a collaboration between Janssen AI and Pfizer, which control all operational aspects of the AIP, including bapineuzumab. Through its shareholding in Janssen AI, Elan has an approximate 25.0% economic interest in the AIP, together with certain royalty rights on any future commercialization of the AIP. Any required additional expenditures in respect of Janssen AI’s obligations under the AIP collaboration in excess of the initial $500.0 million funded by Johnson & Johnson will be required to be funded by Johnson & Johnson and Elan in proportion to their respective shareholdings in Janssen AI, up to a maximum additional funding commitment of $400.0 million in total. During 2012, we provided $76.9 million of our proportionate funding commitment and in January 2013, we provided an additional $29.9 million of our funding commitment. Following the provision of this funding in January 2013, our remaining funding commitment to Janssen AI is $93.2 million. In the event that the AIP collaboration requires expenditures in excess of the additional $400.0 million pro rata commitment, the funding for such expenditures will be on terms determined by the board of directors of Janssen AI, with Johnson & Johnson and Elan each having a right of first refusal to provide such funding. If we fail to provide our share of the $400.0 million commitment or any additional funding that is required for the development of the AIP, and if Johnson & Johnson elects to fund such an amount, our interest in Janssen AI could, at the option of Johnson & Johnson, be commensurately reduced.

On August 6, 2012, Johnson & Johnson issued a press release announcing that Janssen AI and Pfizer had determined to discontinue the development of bapineuzumab intravenous in mild to moderate Alzheimer’s disease based on the co-primary clinical endpoints not being met in the Janssen AI-led Phase 3 clinical studies (Study 301 and 302). We subsequently recorded a non-cash impairment charge of $117.3 million on our equity method investment in Janssen AI, representing the full initial estimated value of our 49.9% share of the Janssen AI AIP assets.

Under the terms of the Johnson & Johnson Transaction, if we undergo a change of control, an affiliate of Johnson & Johnson will be entitled to purchase our 49.9% interest in Janssen AI at the then fair value.

Transition Therapeutics Collaboration Agreement

In September 2006, we entered into an exclusive, worldwide collaboration with Transition for the joint development and commercialization of a novel therapeutic agent for Alzheimer’s disease. The small molecule, ELND005, is a beta amyloid anti-aggregation agent that has been granted fast track designation by the FDA. In December 2007, the first patient was dosed in a Phase 2 clinical study. This 18-month, randomized, double-blind, placebo-controlled, dose-ranging study was designed to evaluate the safety and efficacy of ELND005 in approximately 340 patients with mild to moderate Alzheimer’s disease. In December 2009, we announced that patients would be withdrawn from the two highest dose groups due to safety concerns. In August 2010, Elan and Transition announced the top-line summary results of the Phase 2 clinical study and in September 2011, the Phase 2 clinical study data was published in the journal Neurology. The study’s cognitive and functional co-primary endpoints did not achieve statistical significance. The 250mg twice daily dose demonstrated a biological effect on amyloid-beta protein in the cerebrospinal fluid (CSF), in a subgroup of patients who provided CSF samples. This dose achieved targeted drug levels in the CSF and showed some effects on clinical endpoints in an exploratory analysis.

In December 2010, we modified our Collaboration Agreement with Transition and, in connection with this modification, Transition elected to exercise its opt-out right under the original agreement. Under this amendment, we paid Transition $9.0 million in 2010 and Transition received a further $11.0 million payment upon our commencement of an ELND005 Phase 2 clinical trial in 2012. Transition will no longer be eligible to receive a $25.0 million milestone that would have been due upon the commencement of a Phase 3 trial for ELND005 under the terms of the original agreement.

As a consequence of Transition’s decision to exercise its opt-out right, it no longer funds the development or commercialization of ELND005 and has relinquished its 30% ownership of ELND005 to us. Consistent with the terms of the original agreement, following its opt-out decision, Transition will be entitled to receive milestone payments of up to $93.0 million, along with tiered royalty payments ranging in percentage from a high single digit to the mid teens (subject to offsets) based on net sales of ELND005 should the drug receive the necessary regulatory approvals for commercialization. The term of the Collaboration Agreement runs until we are no longer developing or commercializing ELND005. We may terminate the Collaboration Agreement upon not less than 90 days notice to Transition and either party may terminate the Collaboration Agreement for material breach or because of insolvency of the other party.

In 2012, we initiated two Phase 2 clinical trials of ELND005. The first Phase 2 clinical trial is a safety and efficacy study of ELND005 as an adjunctive treatment of Bipolar Disease (Study BPD201) and the second Phase 2 trial studies ELND005 for the treatment of agitation/aggression in patients with moderate to severe Alzheimer’s disease (Study AG201).